Exhibit 1

                            JOINT FILING AGREEMENT

          Kerr-McGee Corporation, a Delaware corporation, Kerr-McGee Worldwide Corporation, a Delaware corporation, KM Investment Corporation, a Nevada corporation, and Kerr-McGee Chemical Worldwide LLC, a Delaware limited liability company, each hereby agrees, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, that the Amendment No. 1 on Schedule 13G filed herewith, and any amendments thereto, relating to the shares of common stock, par value $0.10, of Devon Energy Corporation is, and will be, jointly filed on behalf of each such person and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned hereby execute this Agreement as of the date set forth below.

Dated: January 9, 2003

                                       KERR-MCGEE CORPORATION


                                       By:     /s/ John F. Reichenberger
                                               --------------------------------
                                       Name:   John F. Reichenberger
                                       Title:  Vice President, Assistant
                                               Secretary and Deputy General
                                               Counsel

                                       KERR-MCGEE WORLDWIDE CORPORATION


                                       By:     /s/ John F. Reichenberger
                                               --------------------------------
                                       Name:   John F. Reichenberger
                                       Title:  Vice President and Assistant
                                               Secretary

                                       KM INVESTMENT CORPORATION


                                       By:     /s/ David A. Hager
                                               --------------------------------
                                       Name:   David A. Hager
                                       Title:  President

                                       KERR-MCGEE CHEMICAL WORLDWIDE LLC


                                       By:     /s/ John F. Reichenberger
                                               --------------------------------
                                       Name:   John F. Reichenberger
                                       Title:  Vice President and Assistant
                                               Secretary